UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 31, 2019

                             THE POCKET SHOT COMPANY
                         -----------------------------
                (Name of registrant as specified in its charter)

     Colorado                 333-212055                   71-0952431
-------------------        ------------------           -------------------
    State of                Commission File                 IRS Employer
  Incorporation                   Number                Identification No.

                            1624 N. Washington Street
                                Denver, CO 80203
                          ---------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                           Telephone number, including
                                    Area code

                               32950 Inverness Dr.
                               Evergreen, CO 80439
                             - -------------------
           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

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Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     A Special Meeting of the shareholders of the Pocket Shot Company was held on January 31, 2019.

     At the meeting the following proposals were approved by the shareholders:

     (1) Amending Article 1 of the Corporation's Articles of Incorporation such that the name of the Corporation is Pure Harvest Cannabis Group, Inc.

     (2) Amending Article 12 of the Corporation's Articles of Incorporation by adding the following

            Any action may be taken by the shareholders without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting, at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

     (3) Amending Article 12 of the Corporation's Articles of Incorporation by adding the following:

            One third of the Corporation's shares entitled to vote will represent a quorum at any meeting of the Company's shareholders.

     The following is a tabulation of votes cast with respect to these proposals:

                                        Votes
                             ---------------------------------
            Proposal             For        Against   Abstain

               1.            11,478,008       --         --

               2.            11,478,008       --         --

               3.            11,478,008       --         --

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 31, 2019

                                       THE POCKET SHOT COMPANY


                                       By: /s/ David Lamadrid
                                          -------------------------
                                          David Lamadrid
                                          Chief Executive Officer